UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549
                        _____________________

                              FORM 8-K

                           CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



Date  of Report (Date of earliest event reported)    January 28, 2005
                                                 _____________________________


                           PFS BANCORP, INC.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



            Indiana                    000-33233                  35-2142534
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



Second and Bridgeway Streets, Aurora, Indiana                        47001
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code   (812) 926-0631
                                                  ____________________________


                             Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On January 28, 2005, PFS Bancorp, Inc. (the "Company") reported its results of operations for the year ended December 31, 2004.

     For additional information, reference is made to the Company's press release dated January 28, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     ----------          -----------

     99.1                Press Release, dated January 28, 2005

















                                    2


                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                PFS BANCORP, INC.



  Date:  January 28, 2005       By: /s/ Stuart M. Suggs
                                    ----------------------------
                                     Stuart M. Suggs
                                     Corporate Treasurer, Chief Operating
                                       Officer and Chief Financial Officer


                             EXHIBIT INDEX



Exhibit Number              Description
--------------              -----------

99.1                        Press Release dated January 28, 2005